UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  July 22, 2010

CONSTELLATION BRANDS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-08495	16-0716709
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

    207 High Point Drive, Building 100, Victor, NY  14564
  (Address of Principal Executive Offices)                  (Zip Code)

Registrant’s telephone number, including area code	(585) 678-7100

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

(a)           The Annual Meeting of Stockholders (the “Annual Meeting”) of Constellation Brands, Inc. (the “Company”) was held on July 22, 2010.

(b)   At the Annual Meeting, the stockholders of the Company elected Jerry Fowden, Barry A. Fromberg, Jeananne K. Hauswald, James A. Locke III, Richard Sands, Robert Sands, Paul L. Smith and Mark Zupan as directors of the Company to serve until the next Annual Meeting and until their respective successors are elected and qualified.  The only other matter considered at the Annual Meeting was a proposal to ratify the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending February 28, 2011.  The final results of voting on each of the matters submitted to a vote of stockholders are as follows:

1.    Election of Directors.

At the Annual Meeting, the holders of the Company’s Class A Common Stock (the “Class A Stock”), voting as a separate class, elected the Company’s slate of director nominees designated to be elected by the holders of the Class A Stock voting as a separate class, and the holders of Class A Stock and the Company’s Class B Common Stock (the “Class B Stock”), voting together as a single class with holders of Class A Stock having one (1) vote per share and holders of Class B Stock having ten (10) votes per share, elected the Company’s slate of director nominees designated to be elected by the holders of the Class A Stock and Class B Stock voting together as a single class.  The eight directors described in (a) above were elected by a plurality of the votes cast, as set forth below:

Nominee	Votes For	Withheld	Broker Non-Votes

Directors Elected by the Holders of Class A Stock:
Jeananne K. Hauswald	108,245,750	46,819,894	12,846,777
Paul L. Smith	151,979,679	3,085,965	12,846,777

Directors Elected by the Holders of Class A Stock and Class B Stock:
Jerry Fowden	383,303,954	1,958,510	18,729,457
Barry A. Fromberg	383,293,433	1,969,031	18,729,457
James A. Locke III	329,677,921	55,584,543	18,729,457
Richard Sands	380,483,517	4,778,947	18,729,457
Robert Sands	380,795,664	4,466,800	18,729,457
Mark Zupan	383,293,441	1,969,023	18,729.457

2.             Ratification of the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending February 28, 2011.

At the Annual Meeting, the holders of Class A Stock and the holders of Class B Stock, voting together as a single class with holders of Class A Stock having one (1) vote per share and holders of Class B Stock having ten (10) votes per share, ratified the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending February 28, 2011, as set forth below:

Votes For:	402,119,567
Votes Against:	1,735,408
Abstentions:	136,946
Broker Non-Votes:	-0-

SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 23, 2010	CONSTELLATION BRANDS, INC.

By: /s/ Thomas J. Mullin
Thomas J. Mullin
Executive Vice President and General Counsel